THE HERZFELD
                              CARIBBEAN BASIN
                              FUND, INC.

                                 ANNUAL REPORT
                                  JUNE 30, 2002

================================================================================
                                                      --------------------------
THE HERZFELD CARIBBEAN BASIN FUND, INC.               The Herzfeld Caribbean
The Herzfeld Building                                 Basin Fund's investment
PO Box 161465                                         objective is long-term
Miami, FL  33116                                      capital appreciation. To
(305) 271-1900                                        achieve its objective,
                                                      the Fund invests in
INVESTMENT ADVISOR                                    issuers that are likely,
HERZFELD / CUBA                                       in the Advisor's view, to
a division of Thomas J. Herzfeld Advisors, Inc.       benefit from economic,
PO Box 161465                                         political, structural and
Miami, FL  33116                                      technological
(305) 271-1900                                        developments in the
                                                      countries in the
TRANSFER AGENT & REGISTRAR                            Caribbean Basin, which
Investors Bank & Trust Company                        consist of Cuba, Jamaica,
200 Clarendon Street, 16th Floor                      Trinidad and Tobago, the
Boston, MA  02116                                     Bahamas, the Dominican
(617) 443-6870                                        Republic, Barbados,
                                                      Aruba, Haiti, the
CUSTODIAN                                             Netherlands Antilles, the
Investors Bank & Trust Company                        Commonwealth of Puerto
200 Clarendon Street, 5th Floor                       Rico, Mexico, Honduras,
Boston, MA  02116                                     Guatemala, Belize, Costa
                                                      Rica, Panama, Colombia
COUNSEL                                               and Venezuela. The fund
Pepper Hamilton LLP                                   invests at least 80% of
3000 Two Logan Square                                 its total assets in a
18th and Arch Streets                                 broad range of securities
Philadelphia, PA  19103                               of issuers including
                                                      U.S.-based companies,
INDEPENDENT AUDITORS                                  which engage in
Kaufman, Rossin & Co., P.A.                           substantial trade with
2699 South Bayshore Drive                             and derive substantial
Miami, FL  33133                                      revenue from operations
                                                      in the Caribbean Basin
                                                      Countries.
                                                      --------------------------

                          Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

--------------------------------------------------------------------------------

LETTER TO STOCKHOLDERS

================================================================================
August 9, 2002                                               [PHOTO OMITTED]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

Dear Fellow Stockholders:

We are pleased to present our annual report for the period ended June 30, 2002. On that date The Herzfeld Caribbean Basin Fund's net assets were $6,568,076 and its net asset value per share was $3.92 after payment of a distribution of $0.1551 per share, compared with $8,642,634 (net asset value at $5.15 per share) at the beginning of the period. This represents a loss of 20.5% in net asset value after adjustment for the distribution, while our share price declined 13.45% (after adjustment for the distribution) from $4.20 to $3.48.

Although there was little change in the Fund's portfolio composition during the year, you will notice many new names in the list of securities. These changes are a result of our accepting a tender offer in THE MEXICO FUND, INC. (MXF) which allowed us to exchange MXF shares for that fund's underlying portfolio holdings at 98% of net asset value. MXF is also a closed-end fund, and we took advantage of the fact that it traded at wide discounts to its net asset value in mid-1999 to buy shares at bargain prices. At the time of our purchases, the fund traded at prices which represented between 22.5% and 24% discounts to net asset value per share. In 1999, we sold many of the Mexican securities we held in our portfolio and loaded up on MXF at deep discounts. In this way we have maintained our exposure to the Mexican market. The 2002 tender offer gave us an opportunity to reverse our 1999 switch by allowing us to reacquire many of the same Mexican securities, and since the tender permitted us to receive securities valued at 98% of net asset value, we gained the benefit of most of the discount.

The most potentially significant event for the Caribbean region is the eventual lifting of the U.S. embargo against Cuba. In that respect, today's Miami Herald had some interesting comments by House Majority leader Dick Armey, who states that he believes Congressional backing for the embargo is fading; and he predicts we may see less than a year of support for the restrictions on travel and trade. The White House, on the other hand, persists in backing the embargo. We continue to watch the political struggle with great interest.

================================================================================

LARGEST ALLOCATIONS

The following tables present our largest investments and geographic allocations as of June 30, 2002.

GEOGRAPHIC                      % OF       LARGEST PORTFOLIO          % OF NET ASSETS
ALLOCATION                   NET ASSETS    POSITIONS
USA                            46.84%      Florida East Coast Industries Inc.  22.61%
Mexico                         17.70%      PanAmerican Beverage Inc., Class A   7.55%
Panama                          9.85%      Consolidated Water Co. Ltd.          7.07%
Cayman Islands                  9.18%      Florida Rock Industries, Inc.        5.72%
Netherlands Antilles            4.29%      Watsco Incorporated                  4.68%
Latin American Regional         4.23%      Orthofix International N.V.          4.28%
Belize                          1.89%      Carnival Corp.                       4.26%
Puerto Rico                     1.35%      Coca Cola Femsa                      4.17%
Virgin Islands                  1.09%      Royal Caribbean Cruises Ltd.         4.16%
Dominican Republic              1.04%      Mastec, Inc.                         3.61%
Colombia                        0.29%
Venezuela                       0.14%
Cuba                            0.00%

PREMIUM/DISCOUNT

As the graph below depicts, the Fund has traded at both premiums and discounts every year except its year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value. Following this philosophy, I added to my personal holdings of The Herzfeld Caribbean Basin Fund several times during the year.

       PREMIUM/DISCOUNT OF THE HERZFELD CARIBBEAN BASIN FUND FROM INCEPTION

[CHART]

================================================================================

Daily net asset values and press releases on the Fund are available on the Internet at WWW.HERZFELD.COM.

The Fund will hold its annual meeting of stockholders on November 13, 2002, in Miami, Florida. We hope you will be able to attend.

I would like to take this time to thank the members of the Board of Directors for their hard work and guidance and also to thank you, my fellow stockholders, for your continued support and suggestions.

                                        Sincerely,

                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
================================================================================

Shares or Principal Amount         Description                          Value
--------------------------         -----------                          -----

COMMON STOCKS - 100.71% OF NET ASSETS

Banking and finance - 3.18%
     8,000   Bancolombia S.A.                                        $   19,200
    12,000   Banco Latinoamericano de Exportaciones, S.A.               150,600
    28,300   Grupo Financiero BBVA Bancomer, S.A. de C.V. Series O*      23,084
     3,600   Grupo Financiero Banorte, S.A. de C.V. Series O*             8,296
     8,400   Grupo Financiero Inbursa, S.A. de C.V. Series O*             7,636

Communications - 9.37%
    11,000   America Movil, S.A. de C.V. Series A                         7,470
    43,800   America Movil, S.A. de C.V. Series L                        29,302
    11,100   America Telecom, S.A. de C.V. Series A1                      6,646
     4,400   Atlantic Tele-Network                                       66,880
    72,000   AT&T Latin America Corp.*                                   38,880
     1,800   Bracknell Corp.*                                                 2
    11,100   Carso Global Telecom, S.A. de C.V. Series A1*               11,930
    14,500   Grupo Iusacell, S.A. de C.V. Series V*                       2,433
    19,000   Grupo Radio Centro, S.A. ADR                                57,950
     5,500   Grupo Televisa, S.A. GDR*                                  205,590
    12,100   Grupo Televisa, S.A. Series CPO*                            22,523
    11,000   Telefonos de Mexico, S.A. de C.V. Series A                  17,569
    39,300   Telefonos de Mexico, S.A. de C.V. Series L                  62,769
    21,000   Tricom S.A. ADR*                                            72,030
    13,900   TV Azteca, S.A. de C.V. Series CPO*                          5,892
    31,200   WorldCom Inc.-WCOM*                                          7,176
       724   WorldCom Inc.-MCI*                                             652

Conglomerates - 3.04%
     4,900   Alfa, S.A. de C.V. Series A*                                 8,338
    42,024   Carlisle Holdings, Inc.*                                   123,971
     3,100   Corporacion Interamericana de Entretenimiento,
               S.A. de C.V. Series B*                                     5,811
     4,200   Desc, S.A. de C.V. Series B                                  2,342
     3,300   Grupo Carso, S.A. de C.V. Series A1*                         9,921
       200   Grupo Imsa S.A.                                              2,480
     2,600   Vitro, S.A. Series A                                         2,962
    13,000   Vitro Sociedad Anonima ADR                                  43,940

                            See accompanying notes.

-------------------------------
*Non-income producing

================================================================================

Shares or Principal Amount         Description                          Value
--------------------------         -----------                          -----

Construction and related - 9.19%
    12,000   Bufete Industrial, S.A. ADR*                            $      240
    10,000   Cemex, S.A. de C.V. Series CPO                              52,948
     4,000   Consorcio ARA, S.A. de C.V., Series A1*                      5,838
    13,000   Empresas ICA, Sociedad Controladora ADR*                    20,150
     5,200   Empresas ICA, Sociedad Controladora,
               S.A. de C.V.*                                              1,332
    10,500   Florida Rock Industries, Inc.                              376,005
    19,950   Mastec, Inc.*                                              146,832

Consumer products and related manufacturing - 10.67%
   800,000   Atlas Electricas S.A.                                       55,719
     1,918   Buenos Aires Embotelladora S.A.*                                 2
    11,400   Coca Cola Femsa S.A. de C.V. ADR                           273,600
     6,400   Grupo Casa Saba, S.A. ADR*                                  59,520
     1,500   Savia S.A. ADR*                                              4,440
    16,850   Watsco Incorporated                                        307,513

Food, beverages and tobacco - 8.41%
     5,800   Fomento Economico Mexicano, S.A.
               de C.V. Series UBD                                        22,752
     7,300   Grupo Bimbo, S.A. de C.V. Series A                          16,345
     7,300   Grupo Modelo, S.A. de C.V. Series C                         17,203
    34,800   PanAmerican Beverage Inc. Class A                          495,900

Investment companies - 3.63%
    15,211   The Latin America Equity Fund, Inc.                         68,098
     7,900   The Latin American Discovery Fund, Inc.                    170,363

Leisure - 8.42%
    10,100   Carnival Corp.                                             279,669
     1,500   Grand Adventure Tour and Travel Publishing Corp.*                8
    14,000   Royal Caribbean Cruises Ltd.                               273,000

Medical - 4.28%
     8,000   Orthofix International N.V.*                               281,200

Pulp and Paper - 0.23%
     5,700   Kimberly-Clark de Mexico, S.A. de C.V. Series A             15,271

Railroad and landholdings - 22.61%
    58,700   Florida East Coast Industries, Inc.                      1,485,110

                             See accompanying notes.

---------------------------
*Non-income producing

================================================================================

Shares or Principal Amount         Description                          Value
--------------------------         -----------                          -----

Retail - 0.95%
     3,700   Controladora Comercial Mexicana,
               S.A. de C.V. Series UBC                               $    2,189
     3,900   Grupo Elektra, S.A. de C.V. Series CPO                       3,322
     2,500   Little Switzerland, Inc.*                                    4,375
     7,900   Wal-Mart de Mexico, S.A. de C.V. Series C*                  18,276
    12,500   Wal-Mart de Mexico, S.A. de C.V. Series V*                  33,940

Trucking and marine freight - 5.81%
       800   Seaboard Corporation                                       198,760
    46,600   Trailer Bridge, Inc.*                                      113,704
    10,000   Transportacion Maritima Mexicana ADR*                       69,100

Utilities - 9.17%
    12,000   Caribbean Utilities Ltd., Class A                          138,000
    32,600   Consolidated Water, Inc.                                   464,550

Other - 1.75%
       193   Seabulk International, Inc., Class A warrants*                  72
     2,414   Mantex S.A.I.C.A.                                            9,022
    32,120   Margo Caribe, Inc.*                                         88,651
       833   Siderurgica Venezolana Sivensa ADR                             109
    20,000   Xcelera, Inc.*                                              17,000
                                                                     ----------
TOTAL COMMON STOCKS (COST $7,938,959)                                $6,614,403

Bonds - 0% of net assets
   165,000  Republic of Cuba - 4.5%, 1977 - in default
              (cost $63,038) (note 2)*                                       --

OTHER ASSETS LESS LIABILITIES - (0.71%) OF NET ASSETS                  ($46,327)
                                                                     ----------

NET ASSETS - 100%                                                    $6,568,076
                                                                     ==========

                            See accompanying notes.

*Non-income producing
---------------------------

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
================================================================================

ASSETS

     Investment in securities, at value
       (cost $7,938,959) (Note 2)                                  $  6,614,403
     Dividends and interest receivable                                   10,568
     Other assets                                                        33,249

       TOTAL ASSETS                                                   6,658,220

LIABILITIES

     Due to bank                                      $     27,770
     Accrued investment advisor fee (Note 3)                26,019
     Other payables                                         36,355
                                                      ------------

       TOTAL LIABILITIES                                                 90,144
                                                                   ------------

NET ASSETS (Equivalent to $3.92 per share
  based on 1,677,636 shares outstanding)                           $  6,568,076
                                                                   ============



Net assets consist of the following:
     Common stock, $.001 par value; 100,000,000
        shares authorized; 1,677,636 shares issued
        and outstanding                                            $      1,678
     Additional paid-in capital                                       8,362,502
     Undistributed net investment loss                                 (943,888)
     Undistributed net realized gain on investments                     472,340
     Net unrealized loss on investments                              (1,324,556)
                                                                   ------------

         TOTAL                                                     $  6,568,076
                                                                   ============

                            See accompanying notes.

STATEMENT OF OPERATIONS YEAR ENDED JUNE 30, 2002
================================================================================

INVESTMENT INCOME
    Dividends                                                      $     94,191
    Interest                                                              1,201
                                                                   ------------
       Total income                                                      95,392

EXPENSES
    Investment advisor fee (Note 3)                   $    103,509
    Custodian fees                                          53,934
    Professional fees                                       38,048
    Insurance                                               19,917
    Transfer agent                                          17,060
    Directors fees                                           8,600
    Postage                                                  7,940
    Listing fees                                             6,000
    Printing                                                 5,242
    Miscellaneous                                           11,276
                                                      ------------
       Total expenses                                                   271,526
                                                                   ------------
       INVESTMENT LOSS - NET                                           (176,134)

REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net realized gain on investments                       129,946
    Change in unrealized loss on investments            (1,768,169)
                                                      ------------

       NET LOSS ON INVESTMENTS                                       (1,638,223)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                  $  1,814,357
                                                                   ============

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED JUNE 30, 2002 AND 2001
================================================================================

                                                          2002              2001
                                                          ----              ----

INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
    Investment loss - net                                ($   176,134)    ($   112,818)
    Net realized gain on investments                          129,946          382,758
    Change in unrealized loss on investments               (1,768,169)         (51,785)
                                                         ------------     ------------
       Net increase (decrease) in net assets from
          operations                                       (1,814,357)        (218,155)

DISTRIBUTION TO SHAREHOLDRES FROM:
      Investment income and short-term
          realized gains                                     (170,448)              --
      Realized gains - long-term                              (89,753)              --
                                                         ------------     ------------
         Total distributions                                 (260,201)              --

TOTAL INCREASE (DECREASE) IN NET ASSETS                  ($ 2,074,558)    $    218,155


NET ASSETS:

    Beginning of year                                    $  8,642,634     $  8,424,479
                                                         ------------     ------------

    End of year                                          $  6,568,076     $  8,642,634
                                                         ============     ============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS
YEARS ENDED JUNE 30, 1998 THROUGH 2002

                                                                          YEAR ENDED JUNE 30
                                              --------------------------------------------------------------------------
                                                 2002            2001            2000            1999            1998
                                                 ----            ----            ----            ----            ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $     5.15      $     5.02      $     6.12      $     6.43      $     6.34
                                              ----------      ----------      ----------      ----------      ----------
Operations:
   Net investment loss                             (0.10)          (0.07)          (0.10)          (0.11)          (0.01)
   Net realized and unrealized gain (loss)
     on investments                                (0.98)           0.20           (1.00)           0.51            0.54
                                              ----------      ----------      ----------      ----------      ----------
       Total from (to) operations                  (1.08)           0.13           (1.10)           0.40            0.53
                                              ----------      ----------      ----------      ----------      ----------
Distributions:
   From investment income net                      (0.10)             --              --              --              --
   From net realized gains                         (0.05)             --              --           (0.71)          (0.44)
                                              ----------      ----------      ----------      ----------      ----------
       Total distributions                         (0.15)             --              --           (0.71)          (0.44)
                                              ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                $     3.92      $     5.15      $     5.02      $     6.12      $     6.43
                                              ----------      ----------      ----------      ----------      ----------

Per share market value, end of period         $     3.48      $     4.20      $     5.06      $     6.00      $     6.00
                                              ----------      ----------      ----------      ----------      ----------
Total investment return (loss) based on
     market value per share                      (13.45%)        (17.04%)        (15.63%)         11.83%          23.54%
                                              ----------      ----------      ----------      ----------      ----------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000's)          $    6,568      $    8,643      $    8,424      $   10,272      $   10,784
                                              ----------      ----------      ----------      ----------      ----------

Ratio of expenses to average net assets            3.77%           3.11%           3.11%           3.30%           3.21%
                                              ----------      ----------      ----------      ----------      ----------
Ratio of investment loss -
     net to average net assets                    (2.45%)         (1.33%)         (1.76%)         (1.95%)         (0.14%)
                                              ----------      ----------      ----------      ----------      ----------

Portfolio turnover rate                              18%             27%             10%             59%             40%
                                              ----------      ----------      ----------      ----------      ----------

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2002, the Fund had investments in companies operating principally in Mexico and Panama representing approximately 18% and 10% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

================================================================================

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
------------

The Fund qualifies as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) is not subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

NOTE 2.  NON-MARKETABLE SECURITES OWNED

Investment in securities includes $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of June 30, 2002, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3.  TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the Advisor), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average monthly net assets.

During the year ended June 30, 2002, the Fund paid $5,527 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4.  INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2002, purchases and sales of investment securities were $1,290,480 and $1,528,408, respectively.

At June 30, 2002, the Fund's investment portfolio had gross unrealized gains of $1,186,346 and gross unrealized losses of $2,510,902, resulting in a net unrealized loss of $1,324,556.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 5: CHANGE IN INVESTMENT POLICY

On March 14, 2002, the Fund's Board approved a change in the investment policy of the Fund to comply with Investment Company Act Rule 35d-1 (commonly known as the "Names Rule"). The Names Rule requires that a fund with a name that suggests it focuses on investments in a particular country or in a particular geographic region must invest at least 80% of its assets in investments that are tied economically to the particular country or georgraphic region suggested. As the Fund's name includes the phrase "Caribbean Basin," the Fund's current policy to invest 65% of its total assets in a broad range of securities of issuers, including U.S. based companies, which engage in sustantial trade with and derive substantial revenues from operation in Caribbean Basin countries has been revised to read substantially as follows:

     Under normal circumstances, the Fund will invest at least 80% of its total assets in a broad range of securities of issuers, including U.S. based companies, which engage in substantial trade with and derive substantial revenues from operation in Caribbean Basin countries.

In addition, the Fund has adopted a policy to provide stockholders of the Fund 60 days' prior notice of any change in the 80% investment policy.

DIRECTORS AND OFFICERS OF THE FUND
====================================================================================================================================
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
NAME                     POSITION(S)     TERM OF OFFICE                                       IN COMPLEX
ADDRESS                     HELD          AND LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN          PUBLIC
AGE                       WITH FUND        TIME SERVED         DURING PAST 5 YEARS            BY DIRECTOR     DIRECTORSHIPS

Officers
--------
THOMAS J. HERZFELD        President,      three years;      Chairman and President of              2       The Cuba Fund, Inc.
PO Box 161465             Chairman,       1993 to present   Thomas J. Herzfeld & Co., Inc.                 (in registration)
Miami, FL  33116          Director                          and Thomas J. Herzfeld
Age: 57                                                     Advisors, Inc.

CECILIA L. GONDOR         Secretuary,     three years;      Executive Vice President of            2       The Cuba Fund, Inc.
PO Box 161465             Treasurer,      1993 to present   Thomas J. Herzfeld & Co., Inc.                 (in registration)
Maimi, FL  33116          Director                          and Thomas J. Herzfeld
Age: 40                                                     Advisors, Inc.

Independent Directors
---------------------

ANN S. LIEFF              Director        three years;      President of the Lieff Company, a      1       Hastings Entertainment,
PO Box 430330                             1998 to present   management consulting firm that                Inc.
Miami, FL  33243                                            offers business solutions,
Age: 50                                                     strategies and CEO mentoring to
                                                            corporations and women/family-
                                                            owned businesses, 1998-present;
                                                            former CEO Spec's Music 1980-1998,
                                                            a retailer of recorded music.

MICHAEL A. RUBIN          Director        three years;      Partner of Michael A. Rubin P.A.,      1       Margo Caribe, Inc.
420 Dixie Highway                         2002 to present   attorney at law; Broker, Oaks
Suite 4B                                                    Management & Real Estate Corp.,
Coral Gables, FL 33146                                      a real estate corporation
Age: 60

ALBERT L. WEINTRAUB       Director        three years;      Senior Partner of Weintraub,           1       None
250 SW 3rd Avenue                         1999 to present   Weintraub, Seiden and Orshan;
Miami, FL  33129                                            Chairman/CEO of iTelsa, Inc., a
Age: 73                                                     provider of Internet protocol
                                                            telephy services; Chairman of
                                                            E-Lysium Transaction Systems, Inc.,
                                                            an application service provider of
                                                            transaction processing, billing
                                                            and payment systems; City Attorney
                                                            for Miami Springs, FL

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

INDEPENDENT AUDITORS' REPORT
================================================================================

[LOGO]

To the Board of Directors and Shareholders
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc., including the schedule of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kaufman, Rossin & Co.

Miami, Florida
July 18, 2002

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

PRIVACY POLICY
================================================================================

INFORMATION WE COLLECT

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

                                       19
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